SUPPLEMENT DATED SEPTEMBER 29, 2025

CALAMOS ETF TRUST (the "Trust")

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

This notice contains important information for shareholders about matters affecting each of the funds listed below each of which is a series of the Trust (each, a "Fund" and collectively the "Funds") and each Fund's prospectuses dated as indicated below.

#	Fund	Prospectus Date
1	Calamos Bitcoin Structured Alt Protection ETF — January	January 21, 2025
2	Calamos Bitcoin 90 Series Structured Alt Protection ETF — January	February 3, 2025
3	Calamos Bitcoin 80 Series Structured Alt Protection ETF — January	February 3, 2025
4	Calamos Bitcoin Structured Alt Protection ETF — April	April 1, 2025
5	Calamos Bitcoin 90 Series Structured Alt Protection ETF — April	April 1, 2025
6	Calamos Bitcoin 80 Series Structured Alt Protection ETF — April	April 1, 2025
7	Calamos Bitcoin Structured Alt Protection ETF — July	July 8, 2025
8	Calamos Bitcoin 90 Series Structured Alt Protection ETF — July	July 8, 2025
9	Calamos Bitcoin 80 Series Structured Alt Protection ETF — July	July 8, 2025
10	Calamos Bitcoin Structured Alt Protection ETF — October	October 1, 2025
11	Calamos Bitcoin 90 Series Structured Alt Protection ETF — October	October 1, 2025
12	Calamos Bitcoin 80 Series Structured Alt Protection ETF — October	October 1, 2025
13	Calamos Bitcoin Structured Alt Protection ETF — 6Mo Jan/Jul	February 3, 2025
14	Calamos Bitcoin Structured Alt Protection ETF — 6Mo Apr/Oct	April 1, 2025

On September 24, 2025, the Trust's Board of Trustees approved, at the request of the Funds' investment adviser, Calamos Advisors LLC (the "Advisor"), certain changes to each Fund's principal investment strategies.

In order to provide greater flexibility to manage the unencumbered cash of each Fund and to invest in income-generating assets over and above U.S. Treasury securities, the Advisor seeks to add the use of offsetting sets of options (referred to as "box spreads") to each Fund's principal investment strategies. The Advisor anticipates that the Funds will use FLEX Options for this purpose. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the "OCC").

In connection with these changes, the current investment policy by which each of the Funds, under normal market conditions, seeks to invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in investments that provide exposure to Spot bitcoin will be revised to reflect each Fund's ability to engage in box spread trades. Pursuant to the amended policy, each Fund, under normal market conditions, will seek to invest at least 80% of its net assets in investments that provide exposure to Spot Bitcoin, and these investments may include investments in box spreads.

These changes are anticipated to be effective on or about November 28, 2025 and will be reflected in each Fund's prospectus at such time.